EXHIBIT 10(ag)

                  MODINE MANUFACTURING COMPANY

                     STOCK OPTION AGREEMENT


     This Stock Option Agreement (this "Agreement") is entered into as of this 27th day of April, 2001 between Modine Manufacturing Company, a Wisconsin corporation ("Modine") and
                      ("Optionee").
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     WHEREAS, Modine, Modine Merger Co., a wholly owned
subsidiary of Modine, and Thermacore International, Inc., a Pennsylvania corporation ("Thermacore") are parties to an Agreement and Plan of Merger dated as of December 13, 2000, as amended March 15, 2001 (the "Merger Agreement"), pursuant to which Modine acquired Thermacore through the merger (the "Merger") of Modine Merger Co. with and into Thermacore, effective April 27, 2001 (the "Merger Date");

     WHEREAS, Thermacore, formerly known as DTX Corporation, maintains the DTX Corporation 1995 Stock Option Plan (the "1995 Plan") and the DTX Corporation 1997 Stock-Based Compensation Plan (the "1997 Plan," and together with the 1995 Plan, the "Thermacore Plans");

     WHEREAS, Optionee has been granted incentive stock options to acquire shares of common stock of Thermacore under either or both of the Thermacore Plans, as more fully set forth in Schedule A to this Agreement ("Thermacore Options"), which were outstanding and unexercised as of the Merger Date; and

     WHEREAS, pursuant to the terms and conditions of the Merger Agreement, (a) all Thermacore Options that were outstanding and unexercised as of the Merger Date have been converted into options to acquire shares of Modine common stock, par value $0.625 per share ("Modine Common Stock"), adjusted in each case to reflect the exchange ratio used in the Merger in issuing shares of Modine Common Stock in exchange for shares of Thermacore Common Stock, and (b) effective as of the Merger Date, Modine has adopted the Thermacore Plans, as amended and restated to reflect the consummation of the Merger (the "Amended and Restated Plans").

     NOW THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

  1. Effective as of the Merger Date, each Thermacore Option held by Optionee has been converted into an option to acquire shares of Modine Common Stock (a "Converted Option") equal to the number of shares of Thermacore common stock subject to the Thermacore Option multiplied by 1.01592 and rounded down to the nearest whole share, in each case as set forth in Schedule A to this Agreement.

  2.   Effective as of the Merger Date, the exercise price per share for each share of Modine Common Stock subject to a Converted Option shall equal the aggregate exercise price for the shares
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       of Thermacore common stock subject to the corresponding
       Thermacore Option divided by the aggregate number of shares of Modine Common Stock subject to the Converted Option, provided that such exercise price shall be rounded up to the nearest whole cent, in each case as set forth in Schedule A to this Agreement.

  3. Each Converted Option shall have the same term and shall vest in accordance with the same vesting schedule as the corresponding Thermacore Option, in each case as set forth in Schedule A to this Agreement.

  4. The Converted Options shall be subject to (a) all terms and conditions of the applicable Amended and Restated Plan, each of which is hereby incorporated by reference and attached hereto as Exhibits A and/or B, as applicable, and (b) all determinations of the Officer Nomination and Compensation Committee of the Board of Directors of Modine (the "Committee"), which is authorized to administer the Amended and Restated Plans. Any requirement of interpretation, dispute or disagreement which may arise under or as a result of or pursuant to this Agreement or either of the Amended and Restated Plans shall be determined by the Committee in its sole discretion, and any interpretation or determination by the Committee shall be final, binding and conclusive.

  5. The Converted Options may be exercised only by appropriate notice in writing delivered to the Secretary of Modine at 1500 DeKoven Avenue, Racine, Wisconsin 53403, either hand-delivered, delivered by electronic transmission, or mailed first class, in accordance with the vesting schedule set forth in Schedule A to this Agreement.

  6. This agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Stock
Option Agreement as of the date and year first written above.

                                   MODINE MANUFACTURING COMPANY


                                    By:
                                       -------------------------------
                                   Name:
                                        ------------------------------
                                   Its:
                                        ------------------------------


                                   OPTIONEE:

                                   -----------------------------------

                                   Name:
                                        ------------------------------
                                   Address:

                                   -----------------------------------

                                   -----------------------------------
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                           SCHEDULE A

1995 PLAN

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             Thermacore                   Modine
               Shares     Thermacore      Shares     Converted
             Subject to     Option      Subject to    Option
Date of      Thermacore    Exercise      Converted   Exercise    Expiration
Grant          Option       Price         Option       Price       Date
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1997 PLAN

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             Thermacore                   Modine
               Shares     Thermacore      Shares     Converted
             Subject to     Option      Subject to    Option
Date of      Thermacore    Exercise      Converted   Exercise    Expiration
Grant          Option       Price         Option       Price       Date
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VESTING SCHEDULE

      For all Converted Options under both the 1995 Plan and the 1997 Plan, at the first anniversary of the Date of Grant, 25% of the Converted Options are exercisable, and an additional 25% are exercisable on the second, third and fourth anniversaries of the Date of Grant. All Converted Options are fully exercisable after the fourth anniversary of the Date of Grant.









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                            EXHIBIT A
























































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                            EXHIBIT B









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